UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 29, 2007

Ormat Technologies, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 001-32347

Delaware	No. 88-0326081
(State of Incorporation)	(I.R.S. Employer Identification No.)

6225 Neil Road, Suite 300, Reno, Nevada	89511
(Address of principal executive offices)	(Zip code)
Not Applicable
(Former name or former address, if changed since last report)

 Registrant's telephone number, including area code: (775) 356-9029

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01

Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 99.1

  Ex-99.1

Press Release dated January 29, 2007

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On January 26, 2007, Elon Kohlberg informed the Company of his resignation from the Board of Directors, effective as of January 26, 2007 . Professor Kohlberg had also been a member of the Nominating and Corporate Governance  Committee of the Company.

A copy of the Registrant's press release in connection with the above, dated January 29, 2007, is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

The following exhibits are furnished as part of this report on Form 8-K:

99.1

Press release of the Registrant dated January 29, 2007.

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally relate to the Registrant’s plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends.  Actual future results may differ materially from those projected as a result of certain risks and uncertainties.  For a discussion of such risks and uncertainties, see "Risk Factors" as described in Ormat Technologies, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2006 and the Prospectus Supplements filed with the Securities and Exchange Commission on April 5 and December 14, 2006.

These forward-looking statements are made only as of the date hereof, and the
Registrant undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORMAT TECHNOLOGIES, INC.

(Registrant)

By

/s/ Yehudit Bronicki

Yehudit Bronicki

Chief Executive Officer

Date: January 29, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Registrant dated January 29, 2007